UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017
NuStar GP Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2017 Annual Meeting of Unitholders (the “Annual Meeting”) of NuStar GP Holdings, LLC (the “Company”) was held on April 26, 2017. A total of 39,631,423 of the Company’s common units were present or represented by proxy at the Annual Meeting, representing approximately 92.3% of all the votes entitled to be cast at the Annual Meeting. The matters submitted for a vote and the related results are as follows:
Proposal No. 1 - Election of two Class II directors to serve until the 2020 annual meeting of unitholders or until his successor is elected and has been qualified. The results were as follows:

Class I Nominees	Votes For	Votes Withheld	Broker Non-Votes
Bradley C. Barron	30,167,725	583,073	8,880,625
William B. Burnett	30,574,526	176,270	8,880,625

Proposal No. 2 - Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017. The results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,539,769	65,027	26,627	0

Proposal No. 3 - Approval of an advisory resolution on executive compensation. The results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,012,708	3,549,262	188,828	8,880,625

Proposal No. 4 - Recommendation, by advisory vote, on the frequency of future advisory votes on executive compensation. The results were as follows:

Three Years	Two Years	One Year	Abstentions	Broker Non-Votes
24,070,420	162,163	6,438,871	79,344	8,880,625

Pursuant to the foregoing votes: (1) each of Bradley C. Barron and William B. Burnett has been elected as a Class II director to serve on the Company’s Board of Directors until the 2020 annual meeting of unitholders or until his successor is elected and has been qualified; (2) the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2017 has been ratified; (3) the advisory resolution approving the Company’s executive compensation has been approved; and (4) the Company has determined that the frequency of future advisory votes on executive compensation shall be every three years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR GP HOLDINGS, LLC

Date: May 2, 2017	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Senior Vice President, General Counsel - Corporate & Commercial Law and Corporate Secretary

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